UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

Shire plc
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
________________________________________________________________________________
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2011 the shareholders of Shire plc (the “Company”) adopted new Articles of Association (the “Articles”) which amended the Company’s current Articles of Association (the “Old Articles”).  The principal changes to the Articles are summarized below.

Notice of General Meetings
The Companies (Shareholders’ Rights) Regulations 2009 (the “Shareholders’ Rights Regulations”) amended the United Kingdom Companies Act 2006 (the “2006 Act”) to require a company to give 21 clear days’ notice of general meetings unless the company offers shareholders an electronic voting facility and a special resolution reducing the period of notice to not less than 14 clear days has been passed. The Articles amend the provisions of the Old Articles to be consistent with the new regulations.

Adjournments for lack of quorum
Under the 2006 Act (as amended by the Shareholders’ Rights Regulations), general meetings adjourned for lack of quorum must be held at least ten clear days after the original meeting. The Articles have been amended to reflect this requirement.

Chairman’s casting vote
The Articles remove the provision giving the Chairman a casting vote in the event of an equality of votes at a general meeting as this is no longer permitted under the 2006 Act.

Voting in accordance with instructions
Following the implementation of the Shareholders’ Rights Regulations, proxies will be expressly required to vote in accordance with the instructions given to them by members. The Articles contain a provision which clarifies that the Company is not required to verify if a proxy or a corporate representative has voted in accordance with the instructions given.

Pre-emption rights
The Articles clarify the position in relation to pre-emption rights on the issue of securities. Pre-emption rights apply to the grant of a right to subscribe for, or to convert any securities into, ordinary shares in the Company but do not apply to the subsequent allotment of shares pursuant to such a right.

Delegation to committees
The ‘Management Committee’ has been renamed the ‘Leadership Team’ and the Articles reflect this change in name. Under the Articles, any committee or sub-committee of the board of directors, save for the Leadership Team, is now required to include at least one director. The Old Articles required the majority of persons on any such committee or sub-committee to be directors.

The description of the Articles is qualified in its entirety by reference to the full text, a copy of which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibit is filed herewith:

3.1                    Articles of Association of Shire plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

Dated: April 29, 2011

EXHIBIT INDEX

Number	Description
3.1	Articles of Association of Shire plc